Exhibit 10.3

Execution Version

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of April 27, 2026 (the “Effective Date”), by and among (i) Global Abbeville Property, LLC and Dodge NH, LLC, each a Georgia limited liability company (collectively, “Sellers”), and (ii) GA SNF Abbeville GA LLC and GA SNF Eastman GA LLC, each a Delaware limited liability company (collectively, “Purchasers”). The Sellers and the Purchasers are sometimes referred to herein, collectively, as the “Parties”.

RECITALS

A. Sellers and Purchasers (as successors in interest pursuant to that certain Assignment and Assumption of Purchase Agreement by and among Abbeville Crossing Propco of Journey LLC and Eastman Trails Propco of Journey LLC, each a Georgia limited liability company, as assignors, and Purchasers, as assignees, (the “Assignment”)) are parties to that certain Purchase and Sale Agreement dated as of March 5, 2026, as amended by that certain First Amendment to Purchase and Sale Agreement and Acknowledgement dated April 21, 2026 (the “Purchase Agreement”).

B. The Parties desire to enter into this Amendment in order to, among other things, evidence certain agreements of the Parties.

NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and covenants contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Defined Terms; Recitals. Any capitalized term used, but not otherwise defined, in this Amendment shall have the meaning ascribed to such term in the Purchase Agreement. The Recitals above are incorporated in this Amendment as if fully set forth in this Section 1 and the Parties, for themselves and on behalf of their Affiliates, hereby acknowledge the matters set forth therein.

2. Closing Date. Section 5 is hereby deleted in its entirety and replaced with the following paragraph:

“5. Closing. Subject to the satisfaction of the closing conditions set forth in Section 9 and Section 10 below (the “Conditions”), the closing of the transaction contemplated in this Agreement (the “Closing”) shall occur on or around May 1, 2026, or as soon thereafter as all Conditions have been satisfied or waived, subject to receipt of the Approvals (the “Closing Date”). The Closing shall occur in escrow through the Title Company. The Closing Date may be such different date as agreed to in writing by the Parties. Unless otherwise agreed to in writing by the Parties, the Closing shall be 12:01 a.m., Eastern Standard Time on the Closing Date (the “Effective Time”).”

3. Post-Closing Obligation. Section 13 is hereby deleted in its entirety and replaced with the following paragraph:

“13. Post-Closing Obligations. No later than June 1, 2026, Seller shall exercise commercially reasonable efforts to obtain from the Dodge County Assessor’s Office (“Assessor’s Office”) and deliver to the Purchaser evidence showing that (i) the acreage of “Tract 1” (as described on Exhibit A hereof with regard to the Eastman Facility) (Tax Parcel ID 047 002A) has been corrected from 5.5 acres to approximately 3.562 acres on all records and documentations of the Assessor’s Office, including, but not limited to, on the following webpage of the Assessor’s Office: https://qpublic.schneidercorp.com/Application.aspx?AppID=730&LayerID=11770&PageTypeID=4&PageID=5448&Q=1490668719&KeyValue=047++++002A and (ii) there is a webpage designated for “Tract 2” (as described on Exhibit A hereof with regard to Eastman Facility) (Tax Parcel ID 047 107), including the correct hyperlink to the GIS map showing the correct parcel and location as described in Plat Book 5, Page 286, as referenced in ALTA Commitment for Title Insurance issued by Old Republic National Title Insurance Company on March 17, 2026, and revised on April 13, 2025, and in the ALTA/NSPS Land Title Survey relating to “Tract 2” to be obtained by the Purchaser (the “Survey”). Upon request by Purchaser, Seller shall deliver to Purchaser (or any third party designated by the Purchaser), any document or information reasonably required by the Title Company or the surveyor in order to complete the Survey and to amend or correct the description of “Tract 2”. This Section 13 shall survive the Closing.”

4. Exhibit A. Exhibit A to the Purchase Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

5. Section 11 (a)(i) is hereby deleted in its entirety and replaced with the following paragraph:

“(i) (A) Warranty Deed for the Real Property with regard to the Glen Eagle Facility, duly executed by Seller, in substantially the form of Exhibit D-1 attached hereto and made a part hereof (the “Abbeville Warranty Deed”), (B) Warranty Deed for the Real Property with regard to the Eastman Facility, duly executed by Seller, in substantially the form of Exhibit D-1 attached hereto and made a part hereof (the “Eastman Warranty Deed”), and (C) Quitclaim Deed for the Real Property with regard to the Eastman Facility, duly executed by Seller, in substantially the form of Exhibit D-2 attached hereto and made a part hereof (the “Eastman Quitclaim Deed”, together with the Abbeville Warranty Deed and Eastman Warranty Deed, the “Deed”);

6. Exhibits.

(a)	“EXHIBITS AND SCHEDULES” is hereby amended and restated as follows:

“Exhibit A - Description of Real Property

Exhibit B - Deposit Escrow Agreement

Exhibit C - Allocation Statement

Exhibit D-1 - Form of Warranty Deed

Exhibit D-2 - Form of Quitclaim Deed

Exhibit E - Form of Bill of Sale and Assignment

Exhibit F - Form of FIRPTA Certificate

Exhibit G - Form of Seller Closing Certificate

Exhibit H - Form of Purchaser Closing Certificate

Exhibit I - Form of Escrow Holdback Agreement

Schedule 1 - Excluded Personal Property

Schedule 6 - Seller’s Disclosure Schedule”

(b)	Exhibit D is hereby deleted in its entirety.
(c)	Exhibit D-1. Exhibit D-1 hereof is hereby incorporated into the Purchase Agreement.
(d)	Exhibit D-2. Exhibit D-2 hereof is hereby incorporated into the Purchase Agreement.

7. Effect of Amendment. Except as expressly modified herein, all other terms and provisions set forth in the Purchase Agreement shall remain in full force and effect and shall not otherwise be affected by this Amendment, and this Amendment shall be governed by and subject to the terms of the Purchase Agreement, as amended by this Amendment. In the event of a conflict between the respective provisions of the Purchase Agreement and this Amendment, the terms of this Amendment shall control. As of the Effective Date, the terms and conditions set forth in this Amendment shall be deemed a part of the Purchase Agreement for all purposes, and all references in the Purchase Agreement to “this Agreement,” “hereof,” “herein,” “hereunder,” or words of similar import or meaning shall mean the Purchase Agreement as modified by this Amendment, and all references to the Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Purchase Agreement, as amended by this Amendment, whether or not this Amendment is expressly referenced.

8. Entire Agreement; Successors and Assigns. This Amendment (together with the Purchase Agreement) constitutes the entire understanding between the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements (whether written or oral). This Amendment and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the Parties.

9. Governing Law. Section 23 of the Purchase Agreement is incorporated herein as though set forth in this Section 5 in full.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, when taken together, will be deemed to be but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page or DocuSign shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

SELLERS:

GLOBAL ABBEVILLE PROPERTY, LLC,
DODGE NH, LLC,
each a Georgia limited liability company

By:
Name:	Clifford Neuman
Title:	Manager

[Signatures Continue on Following Page]

[Signature Page to Second Amendment to Purchase and Sale Agreement – Selectis II]

PURCHASERS:

GA SNF ABBEVILLE GA LLC,
GA SNF EASTMAN GA LLC,
each a Delaware limited liability company

By:
Name:	Jonathan Stern
Title:	President

[Signature Page to Second Amendment to Purchase and Sale Agreement – Selectis II]

EXHIBIT A

DESCRIPTION OF REAL PROPERTY

Attached.

Glen Eagle Facility

Eastman Facility

TRACT 1:

ALSO DESCRIBED AS:

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 291 OF THE 16TH DISTRICT OF DODGE COUNTY GEORGIA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS;

BEGINNING AT A POINT LOCATED ON THE EASTERN RIGHT OF WAY OF CHESTER HIGHWAY (HAVING A 100 FOOT RIGHT OF WAY) AND THE NORTHERN RIGHT OF WAY OF PAUL MINER ROAD (30 FOOT RIGHT OF WAY), THENCE NORTH ALONG THE SAID RIGHT OF WAY OF CHESTER HIGHWAY A DISTANCE OF 387.44 FEET TO AN IRON PIN FOUND AT THE POINT OF BEGINNING:

THENCE ALONG THE SAID RIGHT OF WAY OF CHESTER HIGHWAY N 05°00'00" E A DISTANCE OF 265.78 FEET TO AN IRON PIN FOUND; THENCE LEAVING SAID RIGHT OF WAY AND CONTINUING S 84°37'48" E A DISTANCE OF 210.12 FEET TO AN IRON PIN SET; THENCE S 84°08'17" E A DISTANCE OF 315.43 FEET TO AN IRON PIN FOUND; THENCE S 84°02'42" E A DISTANCE OF 150.25 FEET TO AN IRON PIN FOUND; THENCE S 10°08'47" W A DISTANCE OF 38.50 FEET TO AN IRON PIN SET AT THE SAID RIGHT OF WAY OF PAUL MINER ROAD; THENCE ALONG THE SAID RIGHT OF WAY S 54°35'44 W A DISTANCE OF 377.50 FEET TO AN IRON PIN FOUND; THENCE LEAVING THE SAID RIGHT OF WAY AND CONTINUING N 81°09'19" W A DISTANCE OF 385.70 FEET TO A IRON PIN FOUND AT THE SAID RIGHT OF WAY OF CHESTER HIGHWAY AND BEING THE POINT OF BEGINNING.

SAID TRACT OR PARCEL OF LAND CONTAINS 3.526 ACRES AND IS DEPICTED ON THAT ALTA/ACSM PLAT OF SURVEY BY LANDPRO SURVEYING AND MAPPING INC., SEALED AND CERTIFIED BY JAMES H. RADER GRLS NO. 3033, DATED MAY 14, 2012.

TRACT 2:

TOGETHER WITH:

TRACT 3:

EXHIBIT D-1

WARRANTY DEED

Attached.

AFTER RECORDING

PLEASE RETURN TO:

______________________

______________________

______________________

______________________

______________________

STATE OF GEORGIA

COUNTY OF __________

WARRANTY DEED

[NTD. To be updated to a Warrant Deed prior to Closing]

THIS INDENTURE made this ___ day of ____________, 2026, between [_____________________] (“Grantor”), and [_________________] (herein called “Grantee”).

WITNESSETH: That Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed and by these presents does grant, bargain, sell, alien, convey and confirm unto Grantee all that tract or parcel of land described as follows (the “Property”):

[Legal descriptions to be inserted.]

TO HAVE AND TO HOLD the Property, together with all and singular the rights, easements, members and appurtenances thereof, to the same being, belonging or in any wise appertaining, to the only proper use, benefit and behoof of Grantee, forever, IN FEE SIMPLE.

This Deed and the warranty of title contained herein is made subject to those matters set forth on Exhibit A attached hereto and made a part hereof (the “Encumbrances”).

Grantor will warrant and forever defend the right and title to the Property unto Grantee against the lawful claims of all persons owning, holding or claiming by, through or under Grantor, but not otherwise, and subject to the Encumbrances.

(The words “Grantor” and “Grantee” include all genders, plural and singular, and their respective heirs, successors and assigns where the context requires or permits.)

[SIGNATURE ON NEXT PAGE]

IN WITNESS WHEREOF, Grantor has caused this Indenture to be executed and sealed the day and year first above written.

Signed, sealed, and delivered	GRANTOR:
in the presence of:
[_____________________]

Unofficial Witness	By:
Printed Name:
Printed Title:
Notary Public	[SEAL]
Commission Expiration Date;

[NOTARIAL SEAL]

EXHIBIT “A” TO DEED

Permitted Exceptions

[To be inserted.]

EXHIBIT D-2

QUITCLAIM DEED

Attached.

AFTER RECORDING

PLEASE RETURN TO:

______________________

______________________

______________________

______________________

______________________

QUITCLAIM DEED

THIS QUITCLAIM DEED is made as of the ___ day of ______, 2026, by and between Dodge NH, LLC, a Georgia limited liability company (the “Grantor”), and GA SNF Eastman GA LLC, a Delaware limited liability company (collectively, the “Grantee”).

WITNESSETH that Grantor, for and in consideration of the sum of Ten AND NO/100 ($10.00) DOLLARS in hand paid at and before the sealing and delivery of these presents, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged and confessed, has bargained and sold, and does by these presents hereby remise, release and quitclaim unto Grantee, its successors and assigns, all of Grantor’s right, title and interest in and to certain tract or parcel of land located in Dodge County, Georgia, more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference together with all improvements, buildings, and structures located thereon (collectively, the “Property”).

TO HAVE AND TO HOLD the Property together with all and singular the rights, members, hereditaments, improvements, easements, and appurtenances thereto belonging or in anywise appertaining to the property, unto Grantee, its successors and assigns, free and discharged from all right, title, claim or interest of the Grantor or anyone claiming by, through or under them, FOREVER.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Grantor has hereunto caused this Quitclaim Deed to be executed under seal by its duly authorized representative as of the date and year first above written.

Signed, sealed and delivered in the presence of:	GRANTOR:

Dodge NH, LLC,
a Georgia limited liability company
Unofficial Witness

	By:	Selectis Propco Management, LLC
	Its:	Sole Manager
Notary Public

[NOTARY SEAL]	By:
My Commission Expires:	Printed Name:	Clifford Neuman
	Printed Title:	Manager

[Signature Page to Quitclaim Deed]

EXHIBIT “A”

Legal Description

[To be inserted.]